UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

 TAKUNG ART CO., LTD

 (Exact name of registrant as specified in its charter)

Delaware	333-176329	26-4731758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat/RM 03-04 20/F Hutchison House

10 Harcourt Road, Central Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Adoption of Revised Charters:

On March 18, 2016, the Board approved and adopted the Audit Committee Charter, the Compensation Committee Charter and the Governance and Nominating Committee Charter (collectively, the “Charters”).

On May 24, 2016, the Board amended these Charters to allow the various committees to act by unanimous written consent in lieu of meeting.

A copy of the Company's revised Audit Committee Charter, Compensation Committee Charter and Governance and Nominating Committee Charter is attached as Exhibits 99.1, 99.2 and 99.3, respectively to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1*	Audit Committee Charter adopted by the Board of Directors of Takung Art Co., Ltd on May 23, 2016.
99.2*	Compensation Committee Charter adopted by the Board of Directors of Takung Art Co., Ltd on May 23, 2016.
99.3*	Governance and Nominating Committee Charter adopted by the Board of Directors of Takung Art Co., Ltd on May 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Takung Art Co., Ltd

Date: May 25, 2016

/s/ Di Xiao
	Name:	Di Xiao
	Title:	Chief Executive Officer and Director